UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2019

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16941 Keegan Avenue, Carson, CA 90746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (424)  702-1455

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock ($0.001 par value)	PRTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01.    Entry into a Material Definitive Agreement.

On December 18, 2019, U.S. Auto Parts Network, Inc. (the “Company”), certain of its domestic subsidiaries and JPMorgan Chase Bank, N.A. (“JPMorgan”) entered into an Eleventh Amendment to Credit Agreement (the “Amendment”), which amended the Credit Agreement previously entered into by the Company, certain of its domestic subsidiaries and JPMorgan on April 26, 2012 (as amended, the “Credit Agreement”).

Pursuant to the Amendment, among other changes, the following amendments to the Credit Agreement were made:

•	The maturity date of the Credit Agreement was extended from April 26, 2020 to December 16, 2022.
•

The Company’s required excess availability related to the “Covenant Testing Trigger Period” (as defined under the Credit Agreement) under the revolving commitment under the Credit Agreement is less than $3,000,000 for the period commencing on any day that excess availability is less than $3,000,000 for three consecutive business days, and continuing until excess availability has been greater than or equal to $3,000,000 at all times for 45 consecutive days (with the trigger subject to adjustment based on the Company’s revolving commitment).

•	The net orderly liquidation value inventory advance rate was increased from 90% to 95% for a six-month period following the effective date of the Amendment.
•

The Company’s $5,000,000 basket for sales and dispositions of property in connection with Permitted Acquisitions (as defined in the Credit Agreement) was made available in full following the effective date of the Amendment.

The foregoing description of the terms of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1.    Exhibit A to the Amendment sets forth an amended and restated version of the Credit Agreement, as amended by the Amendment, marked to show the changes set forth in the Amendment.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Eleventh Amendment to Credit Agreement, dated December 18, 2019, by and among U.S. Auto Parts Network, Inc., certain of its domestic subsidiaries and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2019	U.S. AUTO PARTS NETWORK, INC.

	By:	/s/ David Meniane
	Name:	David Meniane
	Title:	Chief Operating and Financial Officer